Colfax

FAILURE IS NOT AN OPTION.



THREE GORGES DAM



A SOLID FOUNDATION IS CRUCIAL

BUILDING A FOUNDATION FOR PROFITABLE GROWTH

TODAY'S FOCUS

BUILDING A FOUNDATION FOR PROFITABLE GROWTH

- Uniqueness
- Competitive Strategy
- Financial Momentum
- The Model

Colfax

Building A Strong Foundation For Profitable Growth

UNIQUENESS



The best team wins.
Customers talk, we listen.
Continuous improvement is our way of life.
Leading edge innovation defines our future.
We compete for shareholders based on our performance.

SPECIALTY FLUID HANDLING







APPLICATION EXPERTISE



DEFENSE
COMMERCIAL MARINE
POWER GENERATION
Colfax
OIL+GAS
GENERAL INDUSTRIAL
PRODUCT BREADTH

CUSTOMER DIVERSITY

BLUE CHIP CUSTOMERS

GE
ALFA LAVAL
Department of the Navy – United States of America
ExxonMobil
Chevron
SIEMENS
GENERAL DYNAMICS
HYUNDAI HEAVY INDUSTRIES CO.,LTD.

GEOGRAPHIC DIVERSITY


Canada
United States
Central & South America
Middle East & Africa
Asia & Australia
Europe
1%
21%
2%
5%
26%
45%

UNIQUENESS Colfax

END-MARKET DIVERSITY



OIL+GAS
COMMERCIAL MARINE
DEFENSE
POWER GENERATION
GEN INDUSTRIAL
7%
12%
26%
32%
23%

GLOBAL REACH



CORPORATE HQ
MANUFACTURING
CDC'S

UNIQUENESS Colfax

FORMULA FOR GROWTH


END MARKETS
GEOGRAPHY
TECHNOLOGY
SYSTEMS & SERVICES
END MARKETS
GEOGRAPHY
TECHNOLOGY
SYSTEMS & SERVICES
ENABLERS FOR GROWTH
ORGANIC
ACQUISITIONS

UNIQUENESS Colfax

COLFAX BUSINESS SYSTEM

PEOPLE, PLANNING, PROCESS AND PERFORMANCE


ALIGN WITH THE CUSTOMER
THINK AND ACT BREAKTHROUGH
DRIVE IMMERSION
EXECUTE A UNIFIED POLICY DEPLOYMENT
EXECUTE POINT-OF-IMPACT ACTION PLANS

UNIQUENESS Colfax

COMMITMENT TO MULTI-PLATFORM BUSINESS

TOMORROW Linked to strong secular trends



COLFAX
FLUID HANDLING
PLATFORM 2
PLATFORM 3
PLATFORM 4

UNIQUENESS Colfax

Building A Strong Foundation For Profitable Growth

COMPETITIVE STRATEGY

The best team wins.
Customers talk, we listen.
Continuous improvement is our way of life.
Leading edge innovation defines our future.
We compete for shareholders based on our performance.

STRATEGIC POSITIONING


OIL+GAS
COMMERCIAL MARINE
DEFENSE
POWER GENERATION
GENERAL INDUSTRIAL


Unique Value Propositions
Colfax
Different Set of Activities

BREAKTHROUGH IMPROVEMENT PRIORITIES

1. Globalize and rationalize
2. Streamline customer service processes
3. Implement demand pull and process flow
4. Accelerate growth in systems and services

END-MARKET FOCUS

OIL AND GAS MARKET

MARKET

- Long-term demand for oil projected to increase
- Increased proportion of heavy oil
- Increased quote and book activity

CRITICAL APPLICATIONS

- Crude oil gathering, storage and transport
- Rotating equipment lubrication
- Lube oil purification
- Multiphase and gas compression

OUR STRATEGY

- Grow heavy crude transfer and storage
- Expand SMART solutions
- Provide lowest total cost of ownership solutions
- Expand lubrication services and systems
- Sell multiphase and gas compression solutions


23%

COMMERCIAL MARINE

MARKET

- Long-term increase in global trade
- Aging fleet and increased environmental regulations
- Approximately 8,600 ships on order
- Market slowly stabilizing

CRITICAL APPLICATIONS

- Fuel oil transfer
- Engine lubrication
- Water and wastewater handling

OUR STRATEGY

- Improve OTD and responsiveness to best-of-class
- Grow aftermarket sales and service
    - Capitalize on growth in installed base
    - Focus on opportunities related to changing environmental regulations


26%

STRATEGY Colfax

DEFENSE

MARKET

- Program dependent
- Focus on automation
- Modernization and expansion of ROW navies

CRITICAL APPLICATIONS

- Fuel oil transfer
- Oil transport
- Water and wastewater handling
- Fire suppression

OUR STRATEGY

- Leverage SMART technology
- Expand service network
- Support expansion of fleets outside of U.S. including Europe and India
- Sell aftermarket


7%

STRATEGY Colfax

POWER GENERATION

MARKET

- Worldwide demand for electricity expected to double by 2030
- Majority of growth in developing countries

CRITICAL APPLICATIONS

- Fuel unloading, transfer, burner and injection
- Rotating equipment lubrication
- Hydroelectric hydraulics

OUR STRATEGY

- Grow China, India and Middle East
- Sell Systems


12%

STRATEGY Colfax

GENERAL INDUSTRIAL

MARKET

- Demand driven by long-term capital investment
- U.S. Europe and Asia strengthening
- Developing regions embracing engineered products and solutions

CRITICAL APPLICATIONS

- Chemical processing
- Machinery lubrication
- Hydraulic elevators
- Pulp and paper processing

OUR STRATEGY

- Continue to expand and diversify customer base
- Develop VOC- based solutions that improve efficiency
- Sell aftermarket


32%

Building A Strong Foundation For Profitable Growth

FINANCIAL MOMENTUM



The best team wins.
Customers talk, we listen.
Continuous improvement is our way of life.
Leading edge innovation defines our future.
We compete for shareholders based on our performance.

FINANCIAL PERSPECTIVE

Strong Financial Condition

- Debt of $84 Million principal payments of $10 Million in 2011 matures in 2013
- Cash = $45 Million
- $118 Million available on revolver



Improved Working Capital
+
Profitable Growth
Colfax
ACQUISITION INVESTMENT

FINANCIAL MOMENTUM Colfax

RECENT PERFORMANCE

REVENUE

	Q1 2011
Existing Businesses	17.6%
Acquisitions	13.3%
FX Translation	1.3%
Total Growth	32.2%

Note:
Dollars in millions



$200.0M
$150.0M
$100.0M
$50.0M
$0M
$120.0
$158.6
Q1 2010
Q1 2011

32.2% Growth

FINANCIAL MOMENTUM Colfax

RECENT PERFORMANCE

ADJUSTED OPERATING INCOME[1]

	% Margin
Q1 2010	8.9%
Q1 2011	10.5%

Note:
Dollars in millions



$20M
$15M
$10M
$5M
$0M
$10.6
$16.7
Q1 2010
Q1 2011

57.5% Increase

(1) Refer to Appendix for Non-GAAP reconciliation and footnote.

RECENT PERFORMANCE

ORDERS

	Q1 2011
Existing Businesses	22.7%
Acquisitions	9.3%
FX Translation	0.9%
Total Growth	32.9%

Note:
Dollars in millions

32.9% Growth



$200
$150
$100
$50
$0
$119.6
$159.0
Q1 2010
Q1 2011

FINANCIAL MOMENTUM Colfax

RECENT PERFORMANCE

BACKLOG



$367
$399
$400
$349
$322
$327
$325
$291
$281
$297
$351
$314
$370
$400M
$300M
$200M
$100M
$0M
Q1 '08
Q2 '08
Q3 '08
Q4 '08
Q1 '09
Q2 '09
Q3 '09
Q4 '09
Q1 '10
Q2 '10
Q3 '10
Q4 '10
Q1 '11

Note:
Dollars in millions

FINANCIAL MOMENTUM Colfax

2011 OUTLOOK SUMMARY

REVENUE RANGE	
2011 Organic Growth[1, 2]	6% - 8%
2011 Total	$645 Million - $670 Million

EPS RANGE	
2011 Net Income Per Share	$0.86 - $0.96
2011 Adjusted Net Income Per Share[2, 4]	$1.12 - $1.22

OTHER ASSUMPTIONS	
Asbestos Coverage Litigation	$8 Million
Asbestos Liability & Defense Costs	$5 Million
Restructuring Costs	$4 Million
Euro	$1.40
Tax Rate	32%
Interest Expense	$6 Million
Outstanding Shares	44.2 Million

(1) Excludes impact of acquisitions and foreign exchange rate fluctuations
(2) Refer to Appendix for Non-GAAP reconciliation
(3) Excludes impact of Asbestos coverage litigation, asbestos liability and defense cost, and restructuring and other related changes.

Building A Strong Foundation For Profitable Growth

THE MODEL



The best team wins.
Customers talk, we listen.
Continuous improvement is our way of life.
Leading edge innovation defines our future.
We compete for shareholders based on our performance.

MODEL APPLICATION



RECRUIT TOP TALENT
DRIVE CBS
PRESENT
MAKE STRATEGIC ACQUISITIONS
INTEGRATE AND IMMERSE

APPENDIX

DISCLAIMER

Colfax has provided financial information that has not been prepared in accordance with GAAP. These non-GAAP financial measures are projected adjusted net income per share, adjusted operating income, organic sales growth (decline) and organic order growth (decline). Projected adjusted net income per share and adjusted operating income exclude asbestos liability and defense costs (income) and asbestos coverage litigation expenses, certain legacy legal charges, restructuring and other related charges, certain due diligence costs and certain other post-employment benefit settlement, as well as one time initial public offering-related costs to the extent they impact the periods presented. Organic sales growth (decline) and organic order growth (decline) exclude the impact of foreign exchange rate fluctuations and acquisitions. These non-GAAP financial measures assist Colfax in comparing its operating performance on a consistent basis because, among other things, they remove the impact of items such as IPO-related costs, legacy asbestos issues and items outside the control of its operating management team. Sales and order information by end market are estimates.

Colfax

HISTORICAL PERFORMANCE

REVENUE



$700M
$525M
$350M
$175M
$0M
$506.3
$604.9
$525.0
$542.0
2007
2008
2009
2010

Note:
Dollars in millions

FINANCIAL MOMENTUM Colfax

HISTORICAL PERFORMANCE

ADJUSTED OPERATING INCOME[1]



$100M
$75M
$50M
$25M
$0M
$74.0
$91.9
$67.4
$65.8
2007
2008
2009
2010

Note:
Dollars in millions

(1) Refer to Appendix for Non-GAAP reconciliation and footnote.

FINANCIAL MOMENTUM Colfax

HISTORICAL PERFORMANCE

ORDERS



$700M
$525M
$350M
$175M
$0M
$589.0
$682.1
$462.4
$532.8
2007
2008
2009
2010

Note:
Dollars in millions

FINANCIAL MOMENTUM

HISTORICAL PERFORMANCE

BACKLOG



$400M
$300M
$200M
$100M
$0M
$302.8
$349.0
$290.9
$313.5
2007
2008
2009
2010

Note:
Dollars in millions

FINANCIAL MOMENTUM Colfax

NON-GAAP RECONCILIATION

	Three Months Ended	
	April 1, 2011	April 2, 2010
Adjusted Operating Income		
Operating income	$ 11,332	$ 1,284
Restructuring and other related charges	1,977	4,039
Asbestos liability and defense costs	1,333	1,435
Asbestos coverage litigation expenses	2,066	3,881
Adjusted operating income	$ 16,708	$ 10,639
Adjusted operating income margin	10.5%	8.9%

Colfax

NON-GAAP RECONCILIATION

		2010		2009		2008		2007
Adjusted Operating Income								
Operating income	$	34,372	$	39,630	$	17,818	$	124,349
Restructuring and other related charges		10,323		18,175		-		-
Asbestos liability and defense costs (income)		7,876		(2,193)		(4,771)		(63,978)
Asbestos coverage litigation expenses		13,206		11,742		17,162		13,632
IPO-related costs		-		-		57,017		-
Legacy legal adjustment		-		-		4,131		-
Due diligence costs		-		-		582		-
Adjusted operating income	$	65,777	$	67,354	$	91,939	$	74,003
Adjusted operating income margin		12.1%		12.8%		15.2%		14.6%

Colfax

NON-GAAP RECONCILIATION

	EPS Range			
Projected net income per share - fully diluted	$	0.86	$	0.96
Restructuring and other related charges		0.06		0.06
Asbestos coverage litigation		0.12		0.12
Asbestos liability and defense costs		0.08		0.08
Projected adjusted net income per share - fully diluted	$	1.12	$	1.22

Colfax

Colfax